[GRAPHIC OF FLAGS OMITTED]

GABELLI GOLD FUND, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2000

                                                 [PHOTO OF CAESAR BRYAN OMITTED]

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The second  quarter of 2000 saw some  recovery in the gold price to almost
$290 per ounce, which is about $10 more than at the end of March. This was largely due to weakness in the U.S. dollar at the end of May. However, gold equities largely ignored this move and only barely gained ground this quarter.

      Consolidation remains the key theme in the gold mining industry. During the quarter, Goldfields agreed to merge with Franco-Nevada, Newmont Mining bought Battle Mountain Gold and Barrick Resources snatched up Pangea Goldfields. Clearly, further deals will occur as companies seek to build scale. The de-rating that has hit gold equities makes them very cheap on an historical basis, and when they return to favor, the upward move could be dramatic.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Gold Fund's (the "Fund") total return was 1.54%. The Philadelphia Gold & Silver ("XAU") Index of large North American gold companies and Lipper Gold Fund Average returned 2.54% and (0.07)%, respectively, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 2.23% over the trailing-twelve month period. The XAU Index and Lipper Gold Fund Average declined 11.67% and 8.44%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's return declined 14.95% annually versus average annual declines of 12.56% and 13.48% for the XAU Index and Lipper Gold Fund Average, respectively. Since inception on July 11, 1994 through June 30, 2000, the Fund had a cumulative decline of 46.78%, which equates to an average annual decline of 10.01%.


INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------
                                                      Quarter
                                 ----------------------------------------------
                                    1st         2nd          3rd          4th         Year
                                    ---         ---          ---          ---         ----
  2000:   Net Asset Value .....    $5.19       $5.27         --           --           --
          Total Return ........  ((16.7)%       1.5%         --           --           --
----------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....    $5.45       $5.39        $6.74        $6.23        $6.23
          Total Return ........    (3.7)%      (1.1)%       25.1%        (7.6)%       10.1%
----------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....    $6.63       $5.68        $6.17        $5.66        $5.66
          Total Return ........    12.9%      (14.3)%        8.6%        (8.3)%       (3.6)%
----------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....   $11.83       $9.79        $9.17        $5.87        $5.87
          Total Return ........    (4.0)%     (17.2)%       (6.3)%      (35.4)%      (51.9)%
----------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....   $14.00      $13.40       $13.46       $12.32       $12.32
          Total Return ........    22.7%       (4.3)%        0.4%        (8.5)%        8.0%
----------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....   $11.00      $11.96       $12.27       $11.41       $11.41
          Total Return ........    (0.6)%       8.7%         2.6%        (7.0)%        3.1%
----------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....     --          --         $12.37       $11.07       $11.07
          Total Return ........     --          --          23.7%(b)    (10.5)%       10.7%(b)
----------------------------------------------------------------------------------------------

------------------------------------------------
  Average Annual Returns - June 30, 2000 (a)
  ------------------------------------------
  1 Year ...........................   (2.23)%
  5 Year ...........................  (14.95)%
  Life of Fund (b) .................  (10.01)%
------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 29, 1997        $0.058          $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY GEOGRAPHIC REGION - 6/30/2000

North America     58.3%
South Africa      34.0%
Asia/Pacific Rim   7.4%
Europe             0.3%

COMMENTARY

GOLDEN REFLECTIONS

      Wealth is increased and preserved through ownership of many investment vehicles. One that is presently out of fashion is the ownership of gold and silver. In this article excerpted from CIGAR AFICIONADO magazine, Caesar Bryan shares his reflections on gold.

A GOLDEN OPPORTUNITY?

      The Egyptian Pharaoh Tutankhamen was buried in a solid gold casket weighing 240 pounds. At gold's 1980 peak price of $875 per ounce, this casket was worth $3,360,000. At today's $272 per ounce price, the boy king's final resting-place is worth just $1,044,480. Tut is not concerned about the precipitous decline in gold prices over the last two decades, but investors holding gold over this time period may be wishing they were in his slippers.

      What is responsible for gold's demise? The very same forces (low inflation, exceptional economic growth, and a disciplined monetary policy) that have propelled the dollar and fueled the long-term bull market in stocks and bonds. As long as investors worldwide have faith in the dollar and/or other major currencies, and confidence in financial assets remains strong, gold is not likely to challenge its 1980 highs. However, we believe economic and market forces will fuel a significant rise in the gold price over the next several years. This spells opportunity for gold and gold stock investors.

THE LAW OF SUPPLY AND DEMAND

      In a free market, the price of any item is determined by supply and demand. If supply materially exceeds demand, prices fall. If demand significantly exceeds supply, prices rise. In 1999, demand for gold was at record levels--in excess of 50 million ounces over annual production. However, gold is not consumed like other commodities, and therefore, production does not equate to supply. Gold is not burned like oil or eaten like grain or beef, and with the exception of those wedding rings that disappear down bathroom drains, it generally is not thrown away. In essence, most of the gold that has come out of the ground is still around, much of it in the form of gold reserves held by central banks throughout the world. These gold reserves have been providing the supply that has offset rising demand.

      Central banks have been significantly reducing their gold reserves through sales in the open market and gold leasing--lending reserves to gold producers employing hedging strategies and to financial engineers taking advantage of low 1%-2% gold leasing rates to finance other investments. This supply may be restrained going forward. In September, fifteen European central banks announced they would be limiting gold sales and gold leasing for at least five years. In what is being called the Washington Accord, the U.S., Japan, and the International Monetary Fund agreed to honor this policy. Gold immediately spiked $70 per ounce to $330, severely damaging the earnings and balance sheets of the more aggressively hedged gold producers and hammering speculators who had effectively shorted gold by selling their borrowed bullion in hope of replacing it with cheaper gold at a later date.

      However, several central banks, most notably the Dutch Central Bank and the Bank of England, responded to higher gold prices by selling gold. The sales were well within the limits of the central bank agreement, but coming so soon after the accord, it sent the wrong signal to the market. Gold quickly gave back most of its gains, undermining the central banks' desire to maintain the value of gold reserves. We suspect that this market whipsaw will make central bank sellers and lenders, and gold borrowers such as gold mining companies, hedge funds, and other speculators, more cautious in the future.

A SHORT SQUEEZE?

      Demand for gold should remain relatively strong, supported by healthy U.S. and European economies, as well as the recovery in Asia, whose population traditionally has valued gold both as jewelry and protection against the region's volatile currencies. Growth in production will be restrained by today's low gold price--currently below the total cost of production for many gold mining companies - and the difficulty in attracting capital for additional exploration and development. So, we should continue to see a demand/production imbalance favoring a higher price for gold. If central banks around the world honor their agreement to limit gold sales and leasing, readily available supply will also be constrained.

      What will inspire central banks to hold on more tightly to their gold? A weaker dollar and less robust returns from other financial assets would certainly help. Worldwide faith in the mighty dollar has arguably been the single biggest factor restraining gold price. Currently, the U.S. balance of trade deficit is around 4% of Gross Domestic Product, historically a danger zone for any currency. The world has been willing to finance this trade deficit by buying U.S. stocks and bonds. If the equity and bond markets continue to slump, money will likely go elsewhere putting pressure on the dollar and improving the prospects for alternatives including the Euro and gold.

      A rise in the gold price, which we believe is economically justified by the current supply/demand imbalance and the probability of more limited open market supply, might result in a classic "short squeeze", whereby entities that have sold borrowed gold must cover their short positions by aggressively buying gold in the marketplace. Although central banks do not supply information on how much gold they have leased, it is estimated that 150-300 million ounces of reserves - the equivalent of two to four years of annual gold production--are currently on loan. The unwinding of this large short position in gold could result in a buying panic that would provide some additional momentum for gold.

GOLD OR GOLD STOCKS

      We believe the most rewarding way to take advantage of a rise in gold prices is through buying the stocks of reserve rich, low cost gold producers with significant operating leverage. Let us assume gold goes from $270 to $400 an ounce (please note I said assume). If you own gold bullion, you would make about 48% on your investment minus the cost of taking delivery and storing your gold. That's not a bad deal. Now let's look at what this price rise does to a gold company's cash earnings. Assume the company is producing gold at $200 per ounce and currently generating $70 per ounce in cash earnings. At $400 per ounce, cash earnings grow to $200 per ounce, a 185% increase. You can imagine the impact this would have on the company's stock price. Just how cheap are gold stocks today? With gold at around $390 per ounce in 1996 (a 44% premium to today's price), the XAU Gold & Silver Index, the most widely followed gold stock index, was above 140 (154% higher than today's level of 55).

A VALUE PLAY

      After a 20-year bear market, gold is arguably the most out-of-favor asset class in the financial world. We have seen more than a few gold stock mutual funds fold their tents in recent years. We've kept the Gabelli Gold Fund open, anticipating the kind of opportunity we see today. Whether you buy selected gold stocks, our Fund, or another reputable gold stock fund, we think you will be seizing a golden opportunity.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

AGNICO-EAGLE MINES LTD. (AGE.TO - $6.28 - TORONTO STOCK EXCHANGE;  AEM - $6.4375
- NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its LaRonde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

ANGLO AMERICAN PLATINUM CORP. LTD. (AMS.SJ - $28.80 - JOHANNESBURG STOCK EXCHANGE) is the largest producer of platinum group metals in the world. All its mines are located in South Africa, where the country controls vast platinum reserves. The company is currently benefiting from the high platinum price and is using its cash flow to expand production. Anglo American is majority owned by the Anglo American Group.

BARRICK GOLD CORP. (ABX - $18.1875 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

GOLD FIELDS LTD. (GFLJ.SJ - $3.9375 - JOHANNESBURG STOCK EXCHANGE; GOLD - $3.9205 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free. Gold Fields has agreed to merge with Franco Nevada, the Canadian gold royalty company, to create one of the world's largest gold concerns with a very strong balance sheet.

GOLDCORP INC. (GA.TO - $7.16 - TORONTO STOCK EXCHANGE; GG'A - $7.1875 - NYSE) is a mid-sized Canadian gold producer with two gold producing mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

HARMONY GOLD MINING LTD. (HARJ.SJ - $5.53 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $5.56 - NASDAQ) is a medium-sized gold company producing over two million ounces of gold annually. The company has developed a core competency in very efficiently mining low-grade ore. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $38.25 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $21.625 - NYSE) is North America's largest gold producer at more than four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

PLACER DOME INC. (PDG - $9.5625 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

STILLWATER MINING CO. (SWC - $27.875 - AMEX) is the only significant producer of platinum and palladium in North America. The company controls a significant ore body in Montana which will sustain mining operations for many years. We believe that the company is undervalued, largely due to recent operational difficulties. We expect management to address these problems and improve the mine's financial returns.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GOLDX. Please call us during the business day for further information.

                                     Sincerely,

                                     /S/ SIGNATURE OMITTED

                                     CAESAR BRYAN
                                     President and Portfolio Manager

July 14, 2000


--------------------------------------------------------------------------
                         TOP TEN HOLDINGS
                           JUNE 30, 2000
                         ---------------
 Harmony Gold Mining Co. Ltd.          Barrick Gold Corp.
 Newmont Mining Corp.                  Placer Dome Inc.
 Goldcorp Inc.                         Agnico-Eagle Mines Ltd.
 Gold Fields Ltd.                      Anglo American Platinum Corp. Ltd.
 Impala Platinum Holdings Ltd.         Stillwater Mining Co.
 -------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
    SHARES                                        COST           VALUE
    ------                                        ----           ------

              COMMON STOCKS -- 100.3%
              METALS AND MINING -- 100.3%
              AUSTRALIA -- 7.5%
    570,000   Lihir Gold Ltd.+ ...........   $   705,407     $   224,986
     75,000   Newcrest Mining Ltd. .......       177,841         201,842
    570,000   Normandy Mining Ltd. .......       582,633         306,800
    103,000   Ranger Minerals NL+ ........       268,784         123,198
                                             -----------     -----------
                                               1,734,665         856,826
                                             -----------     -----------
              IRELAND -- 0.3%
    214,771   Glencar Explorations plc+ ..       140,524          34,934
                                             -----------     -----------
              NORTH AMERICA -- 58.4%
     13,000   Agnico-Eagle Mines Ltd. ....        78,810          81,689
     81,000   Agnico-Eagle Mines
               Ltd., ADR .................       607,639         521,437
     35,000   Barrick Gold Corp. .........       713,813         636,563
     75,000   Battle Mountain Gold Co. ...       175,688         164,063
     22,189   Franco-Nevada
               Mining Corp. ..............       467,568         256,373
     15,000   Freeport-McMoRan Copper
               & Gold Inc., Cl. B+ .......       254,812         138,750
    112,900   GoldCorp Inc., Cl. A+ ......       521,284         808,608
     10,000   GoldCorp Inc., Cl. A, ADR+ .        68,777          71,875
     94,200   Guyanor Resources
               SA, Cl. B+ ................       142,317          36,280
     80,000   Homestake Mining Co. .......       606,133         550,000
    244,700   IAM Gold+ ..................       793,246         504,280
     80,000   Meridian Gold Inc.+ ........       296,534         490,000
    168,800   Moydow Mines
               International Inc.+ .......       103,662         136,865
     41,700   Newmont Mining Corp. .......       902,704         901,762
     50,000   Pangea Goldfields Inc.+ ....       157,806         231,419
     65,000   Placer Dome Inc. ...........       665,942         621,563
     20,025   Stillwater Mining Co.+ .....       243,540         558,197
     22,437   Vanteck Technology
               Corp., Cl. A+ .............        88,428           2,729
                                             -----------     -----------
                                               6,888,703       6,712,453
                                             -----------     -----------
              SOUTH AFRICA -- 34.1%
     20,000   Anglo American
               Platinum Corp. Ltd. .......       546,692         575,976
      8,529   Anglogold Ltd. .............       575,717         348,199
      8,400   Anglogold Ltd., ADR ........       188,214         172,725
     21,658   Ashanti Goldfields Ltd. ....         1,897           2,166
     46,000   Gold Fields Ltd. ...........       283,275         181,125
    147,249   Gold Fields Ltd., ADR ......       657,486         577,277
    116,326   Harmony Gold
               Mining Co. Ltd. ...........       586,014         642,922


                                                                MARKET
     SHARES                                       COST          VALUE
     ------                                       ----          ------
     55,000   Harmony Gold
               Mining Co. Ltd., ADR ......   $   292,813     $   305,938
     18,000   Impala Platinum Holdings
               Ltd., ADR .................       217,625         688,500
    367,750   Northam Platinum Ltd.+ .....       452,320         422,763
                                             -----------     -----------
                                               3,802,053       3,917,591
                                             -----------     -----------
              TOTAL COMMON STOCKS             12,565,945      11,521,804
                                             -----------     -----------

              WARRANTS -- 0.3%
              NORTH AMERICA -- 0.3%
     50,000   Golden Star Resources Ltd.+              0          25,338
                                             -----------     -----------
              SOUTH AFRICA -- 0.0%
     23,630   Durban Roodepoort
               Deep Ltd., Ser. B+ ........        54,682           4,005
                                             -----------     -----------
              TOTAL WARRANTS .............        54,682          29,343
                                             -----------     -----------
              TOTAL
               INVESTMENTS -- 100.6%         $12,620,627      11,551,147
                                             ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.6%) .............         (65,389)
                                                             -----------
              NET ASSETS -- 100.0%
               (2,180,967 shares outstanding) ..........     $11,485,758
                                                             ===========
------------------------
              For Federal tax purposes:
              Aggregate cost ...........................     $12,620,627
                                                             ===========
              Gross unrealized appreciation ............     $ 1,528,040
              Gross unrealized depreciation ............      (2,597,520)
                                                             -----------
              Net unrealized depreciation ..............     $(1,069,480)
                                                             ===========
------------------------
+     Non-income producing security.
ADR - American Depositary Receipt.

                                                   % OF
                                                  MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION                     VALUE        VALUE
    --------------------------                    ------     -----------
    North America ............................     58.3%     $ 6,737,791
    South Africa .............................     34.0%       3,921,596
    Asia/Pacific Rim .........................      7.4%         856,826
    Europe ...................................      0.3%          34,934
                                                  ------     -----------
                                                  100.0%     $11,551,147
                                                  ======     ===========

                 See accompanying notes to financial statements.

                             GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $12,620,627) ............     $11,551,147
   Foreign currency, at value (Cost $3,926) ............           3,587
   Receivable for investments sold .....................           1,199
   Receivable for Fund shares sold .....................           4,500
                                                             -----------
   TOTAL ASSETS ........................................      11,560,433
                                                             -----------
LIABILITIES:
   Payable for investment advisory fees ................           9,399
   Payable for distribution fees .......................           2,350
   Payable to custodian ................................          27,226
   Other accrued expenses ..............................          35,700
                                                             -----------
   TOTAL LIABILITIES ...................................          74,675
                                                             -----------
   NET ASSETS applicable to 2,180,967
     shares outstanding ................................     $11,485,758
                                                             ===========
NET ASSETS CONSIST OF:
   Shares of capital stock, at par value ...............     $     2,181
   Additional paid-in capital ..........................      20,490,774
   Accumulated net investment loss .....................        (269,539)
   Accumulated net realized loss on investments
     and foreign currency transactions .................      (7,667,834)
   Net unrealized depreciation on investments
     and foreign currency transactions .................      (1,069,824)
                                                             -----------
   TOTAL NET ASSETS ....................................     $11,485,758
                                                             ===========
   NET ASSET VALUE, offering and redemption
     price per share ($11,485,758 [DIVIDE] 2,180,967
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) ............           $5.27
                                                                   =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $938) ............     $    99,553
   Interest ............................................           1,264
                                                             -----------
   TOTAL INVESTMENT INCOME .............................         100,817
                                                             -----------
EXPENSES:
   Investment advisory fees ............................          57,947
   Distribution fees ...................................          14,487
   Shareholder services fees ...........................          17,735
   Registration fees ...................................          12,559
   Legal and audit fees ................................          11,803
   Shareholder communications expenses .................          10,487
   Custodian fees ......................................           2,823
   Interest expense ....................................          10,233
   Miscellaneous expenses ..............................           9,631
                                                             -----------
   TOTAL EXPENSES ......................................         147,705
                                                             -----------
   NET INVESTMENT LOSS .................................         (46,888)
                                                             -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Net realized loss on investments and
     foreign currency transactions .....................        (482,273)
   Net change in unrealized depreciation
     on investments and foreign currency
     transactions ......................................      (1,685,445)
                                                             -----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ............................      (2,167,718)
                                                             -----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...................................     $(2,124,606)
                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2000         YEAR ENDED
                                                                               (UNAUDITED)       DECEMBER 31, 1999
                                                                            ----------------     -----------------
OPERATIONS:
   Net investment loss .....................................................   $   (46,888)         $  (112,907)
   Net realized loss on investments ........................................      (482,273)          (1,935,270)
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency transactions .....................................    (1,685,445)           2,863,796
                                                                               -----------          -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........    (2,214,606)             815,619
                                                                               -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions ...      (476,507)           2,085,442
                                                                               -----------          -----------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................    (2,691,113)           2,901,061
NET ASSETS:
   Beginning of period .....................................................    14,176,871           11,275,810
                                                                               -----------          -----------
   End of period ...........................................................   $11,485,758          $14,176,871
                                                                               ===========          ===========


                 See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1999 of $6,994,551. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; and $2,197,979 is available through 2007.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $14,487, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $1,273,791 and $1,992,923, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2000.

The average daily amount of borrowings outstanding within the six months ended June 30, 2000 was $11,747, with a related weighted average interest rate of 6.73%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $270,000.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:



                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2000             DECEMBER 31, 1999
                                                        ---------------------      ----------------------
                                                         SHARES       AMOUNT        SHARES       AMOUNT
                                                        --------     --------      --------    -----------
Shares sold ......................................      1,642,360   $9,140,509     4,955,177   $30,261,203
Shares issued upon reinvestment of dividends .....             --           --            --            --
Shares redeemed ..................................     (1,735,178)  (9,617,016)   (4,672,009)  (28,175,761)
                                                        ---------    ---------     ---------    ----------
    Net increase (decrease) ......................        (92,818)  $ (476,507)      283,168   $ 2,085,442
                                                       ==========   ==========     =========   ===========

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2000    -------     ------------------------------------------------
                                             (UNAUDITED)       1999        1998        1997        1996        1995
                                          ----------------   -------     -------     -------     -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period       $  6.23        $  5.66     $  5.87     $ 12.32     $ 11.41      $ 11.07
                                              -------        -------     -------     -------     -------      -------
   Net investment loss                          (0.03)         (0.03)      (0.03)      (0.26)      (0.19)(a)    (0.15)(a)
   Net realized and unrealized gain (loss)
     on investments                             (0.93)          0.60       (0.18)      (6.13)       1.10         0.49
                                              -------        -------     -------     -------     -------      -------
   Total from investment operations             (0.96)          0.57       (0.21)      (6.39)       0.91         0.34
                                              -------        -------     -------     -------     -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income              --             --          --       (0.06)         --           --
                                              -------        -------     -------     -------     -------      -------
   Total distributions                             --             --          --       (0.06)         --           --
                                              -------        -------     -------     -------     -------      -------
   NET ASSET VALUE, END OF PERIOD             $  5.27        $  6.23    $   5.66     $  5.87     $ 12.32     $  11.41
                                              -------        -------     -------     -------     -------      -------
   Total return+                              (15.4)%          10.1%      (3.6)%     (51.9)%        8.0%         3.1%
                                              =======        =======    ========     =======     =======     ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)       $11,486        $14,177     $11,276     $ 8,097     $16,963      $14,510
   Ratio of net investment loss
     to average net assets                    (0.81)%(c)      (0.85)%     (1.82)%     (2.60)%     (1.41)%      (1.12)%
   Ratio of operating expenses
     to average net assets (b)                  2.54%(c)       2.38%       2.98%        3.24%      2.17%        2.25%
   Portfolio turnover rate                        11%            52%         63%          27%        54%          38%

-------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) The Fund incurred interest expense during the six months ended June 30, 2000 and the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.37%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.
(c) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES [SERVICE MARK] FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)

                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD) TEAM MANAGED:
   MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (NO-LOAD)                                     PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)PORTFOLIO                                         MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
   TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS
  GIVES A MORE COMPLETE  DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE  PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
           1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                               [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                GABELLI GOLD FUND, INC.
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
   (Net Asset Value may be obtained daily by calling
            1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER         MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.       BALMAC INTERNATIONAL, INC.

Anthony J. Colavita             Daniel E. Zucchi
ATTORNEY-AT-LAW                 PRESIDENT
ANTHONY J. COLAVITA, P.C.       DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

    OFFICERS AND PORTFOLIO MANAGERS
Caesar Bryan                 Bruce N. Alpert
PRESIDENT AND                VICE PRESIDENT
PORTFOLIO MANAGER            AND TREASURER

James E. McKee
SECRETARY

               DISTRIBUTOR
         Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

             LEGAL COUNSEL
         Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q200SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                     GABELLI
                                     GOLD
                                     FUND,
                                     INC.


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000